Exhibit 1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”), the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Diversified Energy Company PLC, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: May 29, 2025

EIG REDWOOD CO-INVESTMENT, L.P.
By: EIG Redwood Co-Investment GP, LLC, its general partner
By: EIG Asset Management, LLC, its sole member

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ Kamyar Daneshvar
Name:	Kamyar Daneshvar
Title:	Associate General Counsel

EIG ENERGY XV BLOCKER AGENT (REDWOOD), INC.

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	President

EIG HOLDINGS CARRY SPLITTER (REDWOOD), L.P.
By: EIG Energy Fund XVI GP, LLC, its general partner
By: EIG Asset Management, LLC, its managing member

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ Kamyar Daneshvar
Name:	Kamyar Daneshvar
Title:	Associate General Counsel

EIG ENERGY FUND XV, L.P.
By: EIG Energy Fund XV GP, LLC, its general partner
By: EIG Asset Management, LLC, its sole member

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ Kamyar Daneshvar
Name:	Kamyar Daneshvar
Title:	Associate General Counsel

EIG ENERGY FUND XV-A, L.P.
By: EIG Energy Fund XV GP, LLC, its general partner
By: EIG Asset Management, LLC, its sole member

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ Kamyar Daneshvar
Name:	Kamyar Daneshvar
Title:	Associate General Counsel

EIG ENERGY FUND XVI, L.P.
By: EIG Energy Fund XVI GP, LLC, its general partner
By: EIG Asset Management, LLC, its managing member

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ Kamyar Daneshvar
Name:	Kamyar Daneshvar
Title:	Associate General Counsel

EIG ENERGY FUND XVI-E, L.P.
By: EIG Energy Fund XVI GP, LLC, its general partner
By: EIG Asset Management, LLC, its managing member

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ Kamyar Daneshvar
Name:	Kamyar Daneshvar
Title:	Associate General Counsel

EIG ENERGY FUND XVI HOLDINGS SPLITTER (FOURPOINT), L.P.
By: EIG Energy Fund XVI GP, LLC, its general partner
By: EIG Asset Management, LLC, its managing member

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ Kamyar Daneshvar
Name:	Kamyar Daneshvar
Title:	Associate General Counsel

EIG ENERGY FUND XV BLOCKER SERIES C (FOURPOINT), LLC
By: EIG Management Company, LLC, its manager

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ Kamyar Daneshvar
Name:	Kamyar Daneshvar
Title:	Associate General Counsel